STW Resources Holding Corp.



Business Summary
March 2013

OTCQB: STWS

Disclaimer

Forward-Looking Statements

This press release contains forward-looking statements. Forward-looking statements can be identified by words such as "anticipates," "intends," "plans," "projects," "seeks," "believes," "estimates," "expects" and similar references to future periods. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements. We caution you therefore against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, among other things, (i) changes in production volumes and prices and future production and development costs, (ii) projections of capital expenditures, revenues, income or loss, earnings or loss per share, capital structure, and other financial items, (iii) statements of our plans and objectives of our management or board of directors including those relating to planned development of our oil and gas properties, (iv) statements of future economic performance, (v) statements of assumptions underlying such statements and (vi) general economic conditions. Further information on our risk factors is contained in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2011. Any forward-looking statement speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time-to-time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Disclaimer

This is not an offer to sell securities. The information contained herein is confidential and is property of STW Resources, Inc. You may use this information for your own personal reference only. You may reproduce this information in hard copy solely for your personal use. The information may not be otherwise be reproduced and must not be distributed or transmitted to any other person or incorporated in anyway into another document or other material.

Introduction

STW Resources Holding Corp. (STW) (OTCQB: STWS) is a water remediation and oilfield services company operating in West Texas, New Mexico and South Texas.

The Holding Corporation owns and/or operates various portions of water reclamation projects and operation/maintenance contracts. Through its other holdings, STW participates in providing oilfield services and intellectual property.

Recent Milestones:

- Deployed its first recycling unit in Midland, Texas in Q4 2012 using proprietary technology.
- Contracted to build and operate a produced and frac flowback and produced water recycling plant on a salt water disposal site in West Texas
- Acquired a 10% equity interest in Black Wolf Enterprises, LLC, a joint venture of Lone Wolf Resources, LLC, an environmental and civil construction company, and Black Pearl Energy, a provider of tanks, covers and associated storage infrastructure.

STW Resources Holding Corp.

STW Resources provides complete solutions throughout all phases of water reclamation projects including analysis, design, evaluation, implementation, operations and financing.

- **Oil & Gas Industry**: Reclamation of produced and/or flow back water. Removal systems for contaminants in source waters. Owner-operator model with per-barrel charge revenue stream.
- **Brackish Water Facility:** Process brackish water to specifications necessary for re-use in the well drilling and completion processes. Owner-operator model with per-barrel charge
- **Integrated Systems:** Consultation on the design and construction of water reclamation systems and ancillary equipment. One-time sales fee model, recurring revenue stream based on contract.
- **Municipalities:** Consultation and Build-out of large scale desalination projects, including well development of on-site brackish water sources and evaporation ponds. Recurring fee-based revenue stream.
- **Salt Water Disposal and Fresh Water Facilities:** Implementation of disposal site processes and technologies to reclaim produced/flow back water and/or brackish water for reuse. Partnering model for disposal and reclamation with per-barrel rates for both disposal and reclamation.

Design, Technology and Engineering

STW's team works to create an economically viable plan for each distinct application and desired outcomes for their customers.

- Consulting with engineering partners and clients, STW creates customized methods to solve problems inherent in each application by choosing both proprietary and conventional processes and equipment from multiple manufacturers.

- STW consults with customers and engineering partners to analyze, engineer, design, build, operate and maintain customized water management systems.

- STW has a marketing, design, and IP agreement with engineering firm Bob Johnson and Associates (BJJA) which includes their design of STW's water reclamation systems. These proprietary technologies perform with decreased capital cost and lower operating cost.

STW continuously researches new technologies and processes for potential integration into their business lines.

Technologies STW Utilizes

- Robust Reverse Osmosis
- Membrane Filtration
- Dissolved Air Flotation
- Thermal Evaporation/Distillation
- Chemical treatment
- Hyper Filtration

Black Wolf Enterprises, LLC

Black Wolf, an LLC formed among Lone Wolf, Black Pearl and STW Holdings, operates in West Texas and will soon expand into South Texas. Black Wolf provides construction, maintenance and services.



Black Wolf Products & Services

- Road and Drill Site Location Construction
- Reserve Pits and Frac Pond Construction
- Liners and Evaporation Covers
- Leak Detection Systems
- Turnkey services for regulated and permitted ponds; including surveys, engineering, design, and construction
- Permitting for storage of produced and brine waters.
- Reclamation of hydrocarbon-impacted soils.
- Oil Based Cuttings Remediation: the first all inclusive, fully automated oil based cuttings reclamation and water disposal sites in the Eagle Ford Shale

Projects In Build-Out

Powell Salt Water Disposal Site: STW has signed an agreement with Tiburon Research Holdings ("TRH") to own and operate a 336,000 gallon (8,000 barrels) per day produced water recycling plant to provide re-usable water to oil producers in the area. The project will generate revenues from produced water disposal, sale of concentrated brine by-product for use as a drilling fluid and from the sale of recycled water for re-use in well drilling and completion operations.

Ranchland Hills Golf Club: STW has delivered its proprietary water desalinization facility to convert 700,000 gallons of brackish well water a day into rain-equivalent water for the maintenance of greens and fairways at the Midland Ranchland Hills Golf Club. STW has received payment for designing, engineering, manufacturing, and installing its customized equipment.



STW Resources Holding Corp.

New Business and Strategy for 2013

STW Resources Holding Corporation

Rig Preparation: Removal of oil and diesel residue on drilling rigs prior to transit over public roads and highways. The process has multiple revenue sources, including the rig cleaning, roll-off trailer rentals, and transportation of wash-off to a designated facility. STW will begin the service in March-April 2013 by deploying two sets of crews with mobile equipment in West Texas. The company will realize revenues from cleaning drilling rigs to meet environmental regulations for transportation over public roads and highways.

Water Reclamation Pilot Unit: In the oilfield there are several water companies using many different technologies that are not able to provide a solution within acceptable economics. Producers have been forced to require any company bidding for contracts to operate a full scale facility for up to 60 days. Working with their engineering firm, Bob Johnson & Associates, STW is designing a full scale, mobile water reclamation unit which facilitates the procurement of contracts with oil and gas producers. This full scale pilot unit is the final tool needed for the success of STW's oil & gas industry sales strategy.

Black Wolf Enterprises, LLC

Oil Based Drill Cutting Remediation: Oil based drilling cuttings processing and reclamation facilities, and frac tank and transport trailer wash out facilities in the fast growing oil and gas industry in the Eagle Ford Shale Play in south Texas in partnership with Lone Wolf Resources. With plans for operation to begin in Q3 – 2013. Revenue sources, include disposal fees for Solids and Liquids, skim oil recovery, and sale of construction fill and road base processed materials.

Marketing and Sales

STW's marketing strategy leverages the customer crossover of its holding companies to increase sales.

- STW is positioned in Midland, Texas, the heart of America's oil and gas industry. With deep roots in the area, STW focuses on direct marketing by leveraging multi-generation industry knowledge and long established relationships.

- Our combination of cost savings techniques, knowledge and experience in the day to day issues of the oilfield allows us to better fulfill the needs of our customers. The synergy between our product lines allows for multi-line sales while in the presence of decision makers. STW promotes its services and technologies through strategic advertising in industry periodicals and through expanded public relations efforts in various media.

Targeted Markets



Texas
PERMIAN BASIN





Texas
WESTERN GULF

Rig Count

Nearly half of US land based rigs are in Texas. The most concentrated areas are the Permian Basin in West Texas and the Eagle Ford Shale in South Texas. Drilling a typical vertical deep shale natural gas and oil well requires between 65,000 and 600,000 gallons of water; fracking a typical shale horizontal well will use around 5-10 millions of gallons of water. US land-based rigs each use up 10-20 million gallons of water per month.

.

Location	Rig Count 2/10/13
US-Land Based	1948
Texas	812
West Texas Permian Basin	380
Barnett	40
Eagle Ford	252

STW Resources Holding Corp.

OTCQB: STWS

Targeted Operators

EnerVest
W&T Offshore
LINN Energy
Anadarko
OXY
SM Energy
Concho
devon
Callon
Cimarex
Apache
Exploring what's Possible
Laredo Petroleum
Opal Resources
Marathon Oil Corporation
Pioneer Natural Resources
eog resources
bhpbilliton

Project Pipeline

Customer Type/Project/RFP	Project Description	Location	Est. CapEx	Annual Est. Project Revs*	Margin	STW Holdings Participation**
Producer	Produced water/on-lease	West TX	$3m	$4.5m	30-50%	100%
Municipality	Consult/ desalination plant	West TX	$0.00	$125,000+	40%	100%
Producer	Produced water/on-lease	West TX	$3m	$4.5m	30-50%	100%
SWD Facility	Produced water/ SWD site	West TX	$6.4m	$6m	25-35%	25%-75%
SWD Facility	Produced water/ SWD site	West TX	$6.6	$8.8m	25-35%	25%-75%
Producer	Produced water/on-lease	West TX	$3m	$4.5m	30-50%	100%
OBC/SWD Facility	Cuttings Remediation/Water Disposal	South TX	$8.3m	$45m	55-70%	6%-18%
Operator	RFP/ site and road construction	West TX	$0.00	$4-$6m	35-40%	10%
Operator	RFP/ site and road construction	West TX	$0.00	$4-$6m	35-40%	10%

* Operating at optimal efficiency
** based on equity participation and financing

STW Resources Holding Corp.
Black Wolf Enterprises, LLC

STW Resources Holding Corp.

Management and Directors

Senior Management

Stanley T. Weiner, Chairman and CEO
Lee Maddox , COO
Vernon Moore, CFO*

Board of Directors

Joseph I. O'Neill III
The Honorable Bill Carter
Paul C. DiFrancesco
Manny Birnbaum
Dale Dorn
D. Grant Seabolt, Jr., Esq.

Advisory Board

R.H. Tibaut Bowman, Chairman
Lee Maddox
Stephen Schachman
Hunter Hill

*Consultant and STW Acting CFO, Hartley Moore Accounting Corporation

Key Personnel Additions for 2013

V.P of Engineering and Design
V.P. Sales for South Texas
V.P. Sales for West Texas
Field Supervisor for oil rig preparation
Field Supervisor for SWD facilities in W. Texas
Field Supervisor for on-lease sites in S. Texas



Financing Growth

STW's focus is to utilize less dilutive forms of financing through various instruments appropriate for each project and/or business line. Currently, management is working with several specialty finance firms to capitalize current projects and the pipeline of new business.

- Project – *Financing at project level using a special purpose vehicle*
- Equipment – *Lease or Purchase*
- Contract – *Tri-party financing*
- Corporate – *Equity or Debt*
- Derivatives – *Warrant Exercise*

Through successful growth, STW will be in a position to further limit dilution by obtaining increasingly better terms to access growth capital.

- Conventional Bank Financing – *Low coupon, limited collateral, longer terms*
- Factoring Facilities – *Based on accounts receivables*
- Lines of Credit – *Access to a revolving line of credit for periods of peak capital requirements*
- Organic Growth – *Retained earnings*

Conclusion

STW Resources Holding Corp., a Fully Integrated Water Reclamation and Oil & Gas Services Company.

"Our immediate priority is to create more revenue centers and increase cash flow, keep costs down and increase profitability".

- Participation in water remediation projects
- Participation in Oilfield service projects through Black Wolf
- Increase sales and margins – from synergies among the company's holdings
- Short-term growth - Focus on cash flow, ROI
- Long-term growth – Extend the current business models, acquire holdings/revenues, project participation, profit
- Efficient financing - Access to more instruments to provide growth capital for increased participation in projects, expansion into more hydrocarbon formations and acquisition.

STW's Holding Company model provides a flexible and robust platform to maximize growth, profits and shareholder value.

STW Resources Holding Corp.